UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2013

Starz

(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 7, 2013, Starz (the “Company”) notified the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) that the Company is no longer in compliance with Nasdaq Marketplace Rules 5605(b)(1) and 5605(c)(2) which require the Company to have at least a majority of independent directors serving on its board of directors (its “Board”) and at least three independent directors serving on the Audit Committee of the Board, respectively.  These deficiencies are the result of the previously announced resignation from the Board of Derek Chang, who served as one of the Company’s independent directors and who also served on the Audit Committee of the Board, which was effective on June 6, 2013.

The Company is currently reviewing methods to regain compliance with Rules 5605(b)(1) and 5605(c)(2), including conducting a search for a qualified candidate to fill the vacancies left on the Board and its Audit Committee by Mr. Chang.

Item 3.03.             Material Modification of Rights of Security Holders

Item 5.07.             Submission of Matters to a Vote of Security Holders

Annual Meeting Matters

At the Company’s annual stockholder meeting held on June 6, 2013 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company.  A brief description of each proposal, the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1.              Election of the following Nominees to the Board to continue serving as Class III members of the Board until the 2016 annual stockholder meeting or their earlier resignation or removal:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gregory B. Maffei	142,369,910	37,642,866	16,272,180
Irving L. Azoff	175,200,645	4,812,131	16,272,180
Susan M. Lyne	174,458,494	5,554,282	16,272,180

Accordingly, the foregoing nominees were re-elected to the Board.

2.              A proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the definitive proxy statement relating to the Annual Meeting under the heading “Executive Compensation” (the “Say-on-Pay Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,592,139	32,384,828	2,035,809	16,272,180

Accordingly, the Say-on-Pay Proposal was approved.

3.              A proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “Say-on-Frequency Proposal”):

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
63,081,358	232,365	115,148,037	1,551,016	16,272,180

Accordingly, the frequency at which future advisory votes on executive compensation will be held is every three years.

4.              A proposal to amend and restate the Company’s restated certificate of incorporation (the “Old Charter”) to recapitalize the Company by deleting the provisions relating to the Company’s Capital and Starz tracking stock groups (the “Recapitalization Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
179,272,793	570,392	169,591	16,272,180

Accordingly, the Recapitalization Proposal was approved.

5.              A proposal to amend and restate the Old Charter to recapitalize the Company by creating a new class of common stock, which is divided into three series (the “New Class Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
178,839,934	900,341	272,501	16,272,180

Accordingly, the New Class Proposal was approved.

6.              A proposal to amend and restate the Old Charter to reclassify each share of each series of the Company’s existing Liberty Capital common stock into one share of the corresponding series of the Company’s common stock (the “Reclassification Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
179,200,074	636,960	175,742	16,272,180

Accordingly, the Reclassification Proposal was approved.

7.              A proposal to amend and restate the Old Charter to make certain conforming changes as a result of the Recapitalization Proposal, the New Class Proposal and the Reclassification Proposal (the “Conforming Changes Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
179,211,443	630,265	171,068	16,272,180

Accordingly, the Conforming Changes Proposal was approved.

8.              A proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013 (the “Auditor Ratification Proposal”):

For	Against	Abstentions	Broker Non-Votes
195,334,090	831,053	119,813	—

Accordingly, the Auditor Ratification Proposal was approved.

Filing of Restated Charter

On June 7, 2013, following the approval of the Recapitalization Proposal, the New Class Proposal, the Reclassification Proposal and the Conforming Changes Proposal at the Annual Meeting, the Company filed its Restated Certificate of Incorporation (the “Restated Charter”) with the Delaware Secretary of State after the market close. The Restated Charter provided for the recapitalization of the Company through the deletion of provisions in the Old Charter relating to the Company’s former Capital and Starz tracking stock groups, the creation of a new class of common stock (the “Company Common Stock”) divided into the three series, the reclassification of each share of the Company’s Liberty Capital common stock into one share of the corresponding series of Company Common Stock and the making of certain conforming changes necessary as a result of the foregoing. The Restated Charter sets forth the terms of the Company Common Stock and describes the rights of holders of the Company Common Stock.

The sections of the Company’s definitive proxy statement relating to the Annual Meeting, filed with the SEC on April 26, 2013, entitled “Description of Existing Liberty Capital Common Stock Under Our Current Charter and Comparison to Starz Common Stock Under Our New Charter” and “Other Provisions of the New Charter,” which describe certain provisions of the Restated Charter, are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Restated Charter, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

3.1

Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A filed on June 12, 2013 (File No. 001-35294) (the “8-A”)).

4.1	Form of Specimen Certificate for shares of Series A common stock, par value $.01 per share, of the Company (incorporated by reference to Exhibit 4.1 to the 8-A).

4.2	Form of Specimen Certificate for shares of Series B common stock, par value $.01 per share, of the Company (incorporated by Exhibit 4.2 to the 8-A).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 12, 2013

STARZ

By:	/s/ J. Steven Beabout
Name:	J. Steven Beabout
Title:	Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1

Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A filed on June 12, 2013 (File No. 001-35294) (the “8-A”)).

4.1	Form of Specimen Certificate for shares of Series A common stock, par value $.01 per share, of the Company (incorporated by reference to Exhibit 4.1 to the 8-A).

4.2	Form of Specimen Certificate for shares of Series B common stock, par value $.01 per share, of the Company (incorporated by Exhibit 4.2 to the 8-A).